UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2001 (April 30, 2001)

NATIONAL STEEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-983	25-0687210
(Commission File Number)	(IRS Employer Identification No.)

4100 Edison Lakes Parkway, Mishawaka, IN	46545-3440
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	219-273-7000

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

National Steel Corporation issued a press release on April 30, 2001 announcing its First Quarter 2001 results. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press release dated April 30, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STEEL CORPORATION

Date: May 3, 2001	By:	/s/Kirk A. Sobecki

Kirk A. Sobecki
Corporate Controller